Filed pursuant to Rule 497

File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated April 18, 2011

to

Prospectus dated February 8, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated February 8, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Management

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers” by adding the following after the fourth full paragraph thereof:

On April 13, 2011, the board of directors elected Michael J. Hagan as a new member of the board of directors, effective as of such date. Mr. Hagan was appointed to fill the vacancy on the board of directors created by the resignation of Mr. Lotman. Mr. Hagan’s initial term will expire at the 2011 Annual Meeting of Stockholders. With the board of directors’ election of Mr. Hagan, our board of directors will consist of nine directors. Mr. Hagan has not been elected to serve as a member of the board of directors pursuant to any agreement or understanding with us or any other person.

This supplement further supplements and amends the table in the section of the Prospectus entitled, “Management—Board of Directors and Executive Officers—Directors”, by adding the following information for Michael J. Hagan under the sub-heading of the table entitled “Independent Directors”:

NAME	AGE	DIRECTOR SINCE		EXPIRATION OF TERM
Michael J. Hagan	48	2011	*	2011

*	Effective April 13, 2011.

This supplement further supplements and amends the section of the Prospectus entitled, “Management—Board of Directors and Executive Officers—Independent Directors” by adding the following thereto:

Michael J. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations, including experience in corporate finance, financial reporting and accounting and controls. Since December 2009, Mr. Hagan has been the President and Chief Executive Officer of LifeShield Security, Inc., or LifeShield, a leading wireless home security company. Prior to his employment by LifeShield, Mr. Hagan served as Chairman and Chief Executive Officer of NutriSystem, Inc., or NutriSystem, from 2002 to 2008 and as President of NutriSystem from 2006 to 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including Chairman of the Board from 2002 to 2005, President and Chief Executive Officer from 2001 to 2002, Executive Vice President and Chief Operating Officer from 2000 to 2001 and Senior Vice President prior to that time. Mr. Hagan currently serves on the board of directors of Internet Capital Group, Inc. and has held such position since June 2007. Mr. Hagan served as a director of NutriSystem from 2002 to 2008 and Verticalnet from 1995 to 2008. Mr. Hagan also served as a member of the Board of Trustees of American Financial Realty Trust from 2003 to 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University.